Hedging Activities	12 Months Ended
Dec. 31, 2012
Hedging Activities

NOTE 13—HEDGING ACTIVITIES

Fuel Derivatives

Aircraft fuel has been the Company’s single largest and most volatile operating expense for the last several years. The availability and price of aircraft fuel significantly affects the Company’s operations, results of operations, financial position and liquidity. Aircraft fuel prices can fluctuate based on a multitude of factors including market expectations of supply and demand balance, inventory levels, geopolitical events, economic growth expectations, fiscal/monetary policies and financial investment flows. To protect against increases in the prices of aircraft fuel, the Company routinely hedges a portion of its future fuel requirements. As of December 31, 2012, the Company had hedged approximately 31% and 2% of its projected fuel requirements (1.2 billion and 63 million gallons, respectively) for 2013 and 2014, respectively, with commonly used financial hedge instruments based on aircraft fuel or closely related commodities, such as heating oil, diesel fuel and crude oil. The Company does not enter into derivative instruments for non-risk management purposes.

Accounting pronouncements pertaining to derivative instruments and hedging are complex with stringent requirements, including documentation of hedging strategy, statistical analysis to qualify a commodity for hedge accounting both on a historical and a prospective basis, and strict contemporaneous documentation that is required at the time each hedge is designated as a cash flow hedge. As required, the Company assesses the effectiveness of each of its individual hedges on a quarterly basis. The Company also examines the effectiveness of its entire hedging program on a quarterly basis utilizing statistical analysis. This analysis involves utilizing regression and other statistical analyses that compare changes in the price of aircraft fuel to changes in the prices of the commodities used for hedging purposes.

Upon proper qualification, the Company accounts for certain fuel derivative instruments as cash flow hedges. All derivatives designated as hedges that meet certain requirements are granted special hedge accounting treatment. The types of instruments the Company utilizes that qualify for special hedge accounting treatment typically include swaps, call options and collars (which consist of a purchased call option and a sold put option). Generally, utilizing the special hedge accounting, all periodic changes in fair value of the derivatives designated as hedges that are considered to be effective are recorded in AOCI until the underlying fuel is consumed and recorded in fuel expense. The Company is exposed to the risk that its hedges may not be effective in offsetting changes in the cost of fuel and that its hedges may not continue to qualify for special hedge accounting. Hedge ineffectiveness results when the change in the fair value of the derivative instrument exceeds the change in the value of the Company’s expected future cash outlay to purchase and consume fuel. To the extent that the periodic changes in the fair value of the derivatives are not effective, that ineffectiveness is classified as Nonoperating income (expense): Miscellaneous, net.

The Company also utilizes certain derivative instruments that are economic hedges but do not qualify for hedge accounting under U.S. GAAP. As with derivatives that qualify for hedge accounting, the purpose of these economic hedges is to mitigate the adverse financial impact of potential increases in the price of fuel. Currently, the only such economic hedges in the Company’s hedging portfolio are three-way collars (which consist of a collar with a cap on maximum price protection available). The Company records changes in the fair value of three-way collars to Nonoperating income (expense): Miscellaneous, net.

If the Company terminates a derivative prior to its contractual settlement date, then the cumulative gain or loss recognized in AOCI at the termination date remains in AOCI until the forecasted transaction occurs. In a situation where it becomes probable that a hedged forecasted transaction will not occur, any gains and/or losses that have been recorded to AOCI would be required to be immediately reclassified into earnings. All cash flows associated with purchasing and settling derivatives are classified as operating cash flows in the statements of cash flows.

The Company records each derivative instrument as a derivative asset or liability (on a gross basis) in its consolidated balance sheets, and, accordingly, records any related collateral on a gross basis. The table below presents the fair value amounts of fuel derivative assets and liabilities and the location of amounts recognized in the Company’s financial statements.

At December 31, the Company’s derivatives were reported in its consolidated balance sheets as follows (in millions):

Classification	Balance Sheet Location	2012	2011
Derivatives designated as cash flow hedges
Assets:
Fuel contracts due within one year	Receivables	$7	$77

Liabilities:
Fuel contracts due within one year	Current liabilities: Other	$2	$4

Derivatives not designated as hedges
Assets:
Fuel contracts due within one year	Receivables	$44	$—

Liabilities:
Fuel contracts due within one year	Current liabilities: Other	$2	$—
Fuel contracts with maturities greater than one year	Other liabilities and deferred credits: Other	1	—

Total liabilities		$3	$—

Total derivatives
Assets:
Fuel contracts due within one year	Receivables	$51	$77

Liabilities:
Fuel contracts due within one year	Current liabilities: Other	$4	$4
Fuel contracts with maturities greater than one year	Other liabilities and deferred credits: Other	1	—

Total liabilities		$5	$4

The following tables present the fuel hedge gains (losses) recognized during the periods presented and their classification in the financial statements (in millions):

Fuel derivatives designated as cash flow hedges	Amount of Gain (Loss) Recognized in AOCI on Derivatives (Effective Portion)		Gain (Loss) Reclassified from AOCI into Income (Fuel Expense) (Effective Portion)		Amount of Loss Recognized in Nonoperating Expense (Ineffective Portion)
	2012	2011	2012	2011	2012	2011
	$(51)	$163	$(141)	$503	$(1)	$(59)

Fuel derivatives not designated as cash flow hedges	Aircraft Fuel			Nonoperating Income (Expense)			Total Gain (Loss)
	2012	2011	2010	2012	2011	2010	2012	2011	2010
	$—	$—	$(35)	$38	$—	$—	$38	$—	$(35)

Derivative Credit Risk and Fair Value

The Company is exposed to credit losses in the event of nonperformance by counterparties to its derivative instruments. While the Company records derivative instruments on a gross basis, the Company monitors its net derivative position with each counterparty to monitor credit risk. Based on the fair value of our fuel derivative instruments, our counterparties may require us to post collateral when the price of the underlying commodity decreases, and we may require our counterparties to provide us with collateral when the price of the underlying commodity increases. The following table presents information related to the Company’s derivative credit risk as of December 31 (in millions):

	2012	2011
Net derivative assets with counterparties	$46	$73
Collateral held by the Company (a)	—	—
Potential loss related to the failure of the Company’s counterparties to perform	46	73

(a)	Classified as an other current liability.

The Company considers counterparty credit risk in determining its exposure and the fair value of its financial instruments, and generally monitors and limits its exposure to any single counterparty. The Company considers credit risk to have a minimal impact on fair value because cash collateral is provided by the Company’s hedging counterparties periodically based on current market exposure and the credit-worthiness of the counterparties.